Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (“Agreement”) dated as of June 22, 2006 by and among Manchester Securities Corp., a New York corporation (“Manchester”), Alexander Finance, L.P., an Illinois limited partnership (“Alexander” and together with Manchester and Alexander, the “Purchasers”) and ISCO International, Inc., a corporation organized and existing under the laws of Delaware (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company and Purchasers entered into a Third Amended and Restated Loan Agreement, dated as of November 10, 2004, as amended (the “Loan Agreement”), pursuant to which the Company issued to the Purchasers certain notes (collectively, the “Prior ISCO Notes”);

WHEREAS, the Company’s obligations to the Purchasers under the Prior ISCO Notes are secured by a perfected first lien on certain assets of the Company and its Subsidiaries (as defined below) under the Third Amended and Restated Security Agreement dated November 10, 2004, as amended, between the Company, the Purchasers and the Subsidiaries (the “Security Agreement”);

WHEREAS, Spectral Solutions, Inc., a Colorado corporation and Illinois Superconductor Canada Corporation (the “Subsidiaries”) guaranteed the obligations of the Company under the Loan Agreement and the Prior ISCO Notes under separate Guaranties, as amended (the “Guaranties”);

WHEREAS, the Company now desires to sell and issue to the Purchasers, and the Purchasers now wish to purchase from the Company, 5% Senior Secured Convertible Notes due 2010, each in the aggregate principal amount of $2,500,000 (the “Face Value”) in the form attached hereto as Exhibit A (the “Convertible Notes”) convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”);

WHEREAS, the Company, the Purchasers and the Subsidiaries desire to amend the Security Agreement and the Guarantees to secure and guaranty the obligations of the Company under the Convertible Notes by a perfected first lien on certain assets of the Company and its Subsidiaries;

WHEREAS, pursuant to the Registration Rights Agreement, dated as of the date hereof and in the form and such substance of Exhibit B hereto (the “Registration Rights Agreement”), the Company shall register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the Conversion Shares.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Convertible Notes

Section 1.1 Issuance of Convertible Notes. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, the Convertible Notes in the principal amount set forth below their name on the signature pages hereto (up to an aggregate principal amount of $5,000,000).

Section 1.2 Purchase Price. The purchase price for the Convertible Notes to be paid by each Purchaser (the “Purchase Price”) shall be the Face Value.

Section 1.3 Amendment to Loan Documents. On the Closing Date, (a) the Purchasers and the Company shall waive the Company’s obligations to prepay the Prior ISCO Notes as a result of the Company’s issuance of the Convertible Notes hereunder, (b) the Purchasers, the Company and the Subsidiaries shall amend the terms of the Security Agreement to secure the Company’s obligations under the Convertible Notes by a priority first lien on the assets of the Company and its Subsidiaries, (c) the Subsidiaries shall amend the terms of their Guaranties to the Purchasers to include guaranteeing the obligations of the Company under this Purchase Agreement and the Convertible Notes, and (d) the UCC-1 Financing Statements and the Patent and Trademark Financing Statements shall be amended to include the Company’s obligations under the Convertible Notes, if required. Collectively, the Purchase Agreement, the Convertible Notes and the Registration Rights Agreement shall be referred to as the “Transaction Documents”), and the Loan Agreement, the Security Agreement, the Guaranties, the UCC-1 Financing Statements and the Patent and Trademark Financing Statements, all as amended (as applicable), shall be referred to as the “Loan Documents”.

Section 1.4 The Closing.

(a) Timing. Subject to the fulfillment or waiver of the conditions set forth in Article IV hereof, the purchase and sale of the Convertible Notes shall take place at a closing (the “Closing”), to be held on or about June     , 2006 (the “Closing Date”).

(b) Form of Payment and Closing. On the Closing Date, the Company shall deliver to the Purchasers the Convertible Notes purchased and paid for by them hereunder, issued in the name of the applicable Purchaser. Subject to the applicable conditions set forth in Section 4.2 below, on the Closing Date the Purchasers shall pay the Purchase Price for their respective Convertible Notes by wire transfer of immediately available funds to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing, as specified in Article IV below. Subject to the payments of the Purchase Price in accordance with this Agreement, the Convertible Notes will be fully paid for by the Purchasers as of the Closing Date.

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser as of the date hereof:

(a) Organization and Qualification; Material Adverse Effect. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than the Subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not (x) adversely affect the legality, validity or enforceability of any of the Transaction Documents or Loan Documents in any material respect, (y) have a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole or (z) adversely impair in any material respect the Company’s ability to perform fully on a timely basis its obligations under the Transaction Documents and the Loan Documents (any of (x), (y) or (z) a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of amendments to each of the Loan Documents by the Company (and the Subsidiaries, if applicable) and the consummation by it of the transactions contemplated thereby, have been duly authorized by all requisite corporate action on the part of the Company. Each of the amendments to the Loan Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

(d) Issuance of Shares. Upon issuance in accordance with this Agreement and the terms of the Convertible Notes, the Conversion Shares into which the Convertible Notes are convertible will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes (other than transfer taxes where the Convertible Notes have been transferred and other than any taxes due because of actions by a Purchaser), liens and charges with respect to the issue thereof and the holders of such Conversion Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents and the amendments to the Loan Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any material property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(f) Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents and the amendment of the Loan Documents other than: (i) the filing of the Amendments to the UCC and Patent and Trademark Financing Statements if any are required by the Purchasers; (ii) approval by the American Stock Exchange; and (iii) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the transactions contemplated by this Agreement free and clear of all liens and encumbrances of any nature whatsoever or would not otherwise have a Material Adverse Effect (the approvals referred to in clauses (i) and (ii) are hereinafter referred to as the “Required Approvals”). The Company has no reason to believe that it will be unable to obtain the Required Approvals.

(g) Private Offering. Assuming (without any independent investigation or verification by or on behalf of the Company) the accuracy of the representations and warranties of the Purchasers set forth herein, the offer and sale of the Convertible Notes are exempt from registration under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”). Neither the Company nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Convertible Notes to the registration requirements of Section 5 of the Securities Act.

(h) SEC Documents. The Company has filed all reports or other filings required to be filed by it under Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (the foregoing materials being collectively referred to herein as the “SEC Documents”), on a timely basis. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company’s last filed Annual Report on Form 10-K, there has been no event, occurrence or development that has had a Material Adverse Effect which is not specifically disclosed in any of the SEC Documents.

(i) Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or the Purchasers relating to the Transaction Documents or the transactions contemplated thereby.

(j) Compliance with Obligations to the Purchasers. The Company is in compliance with all of its obligations to the Purchasers pursuant to the Loan Documents.

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

(a) Organization; Authority. The Purchaser is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite legal power and authority to enter into and to consummate the transactions contemplated hereby, by the Loan Agreement, Security Agreement, the Registration Rights Agreement and by the Convertible Notes and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Purchaser of its Convertible Notes under this Agreement has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(b) Investment Intent. Each Purchaser is acquiring its Convertible Notes for its own account and without a present intention to distribute or resell it in violation of applicable securities laws. No Purchaser will offer, sell, transfer, assign, pledge or hypothecate any portion of the Convertible Notes in the absence of a registration under, or pursuant to an applicable exemption from, federal and applicable state securities laws.

(c) Experience. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in its Convertible Notes and Conversion Shares and has so evaluated the merits and risks of such investment.

(d) Accredited Investor Status; Sophisticated Purchaser. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act and is able to bear the risk of its investment in the Convertible Notes and Conversion Shares. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Convertible Notes and Conversion Shares.

(e) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Convertible Notes and Conversion Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Convertible Notes and the merits and risks of investing in the Convertible Notes and Conversion Shares; (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 2.1 above. The Purchaser understands that its purchase of the Convertible Notes and Conversion Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Notes and Conversion Shares.

(f) No Public Trading. The Purchaser understands that there is currently no public trading market for the Convertible Notes, that none is expected to develop, and that the Convertible Notes must be held indefinitely unless and until such Convertible Notes are converted into shares that are registered for public resale under the 1933 Act or other applicable laws (or an exemption from registration is available).

(g) Brokers. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby.

(h) Reliance by the Company. The Purchaser understands that the Convertible Notes are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Convertible Notes and the Conversion Shares issuable upon conversion or exercise thereof.

ARTICLE III

Covenants

Section 3.1 Affirmative Covenants. The Company covenants that from the date hereof and for so long as any portion of the principal amount of the Convertible Notes, Prior ISCO Notes or other obligation under the Transaction Documents and Loan Documents shall remain outstanding, it will observe or perform each of the following unless such observance or performance is expressly waived by the Purchasers in writing:

(a) Corporate Existence. It will maintain its corporate existence in good standing and remain qualified to do business as a foreign corporation in each jurisdiction in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary.

(b) Continuation of Business. Except as set forth on Schedule 3.1(b), it will continue to conduct its business, in all material aspects, as conducted on the day hereof in compliance in all material respects with all applicable rules and regulations of applicable governmental authorities.

Section 3.2 Dividends; Stock Repurchases. So long as any Convertible Notes remain outstanding, the Company will not declare any dividends on any shares of any class of its capital stock (other than dividends consisting solely of Common Stock or rights to purchase Common Stock of the Company), or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of its capital stock.

Section 3.3 Incurrence of Debt; Liens; Transfer of Assets to Subsidiaries. For so long as any principal amount of the Convertible Notes remain outstanding, neither the Company nor any Subsidiary of the Company shall:

(a) Directly or indirectly create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any indebtedness of any kind, other than (i) indebtedness under the Convertible Notes; (ii) other indebtedness to the Purchasers; or (iii) indebtedness to trade creditors in the ordinary course of business consistent with past practice.

(b) Directly or indirectly create, incur, assume or permit to exist any lien, pledge, charge or encumbrance on or with respect to any of its property or assets (including any document or instrument in respect of goods or accounts receivable) whether now owned or held or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

(c) Directly or indirectly transfer any of its assets to any Subsidiary of the Company.

As used herein, “Permitted Liens” means (i) liens granted under the Security Agreement; (ii) liens imposed by mandatory provisions of law such as materialmen’s, mechanic’s or warehousemen’s; (iii) liens for taxes, assessments and governmental charges or levies imposed upon the Company or any subsidiaries or their income, profits or property, if the same are not yet due and payable or if the same are contested in good faith and as to which adequate reserves have been provided; (iv) pledges or deposits made to secure payment of worker’s compensation insurance, unemployment insurance, pensions or social security programs or to secure the performance of letters of credits, bids, tenders, public or statutory obligations, surety, performance bonds and other similar obligations; (v) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not impair the use of such property for the uses intended and none of which is violated by existing or proposed structures or land use and (vi) the liens and encumbrances disclosed on Schedule A of the Security Agreement.

Section 3.4 AMEX Rule. Notwithstanding any other provision of this Agreement, the Convertible Notes and the Registration Rights Agreement, the total number of Conversion Shares issuable upon conversion of the Convertible Notes shall be no more than 19.9% of the Common Stock issued and outstanding on the date hereof, which number shall be subject to readjustment for any stock split, stock dividend or reclassification of the Common Stock.

ARTICLE IV

Conditions to Closing

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell. The obligation hereunder of the Company to issue and/or sell the Convertible Notes at the Closing is subject to the satisfaction of each of the applicable conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

(b) Performance by the Purchaser. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing Date including payment of the Purchase Price to the Company as provided herein.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase. The obligation hereunder of the Purchasers to acquire and pay for the Convertible Notes at the Closing is subject to the satisfaction of each of the applicable conditions set forth below. These conditions are for the Purchasers benefit and may be waived by the Purchasers at any time in their sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

(b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing, including, without limitation, delivery of the Convertible Notes to the Purchaser on the Closing Date, as applicable.

(c) No Material Adverse Change, Injunction or Litigation. There shall have been no material adverse change in the financial or business condition of the Company or its Subsidiaries, taken as a whole, that would have a Material Adverse Effect. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Opinion of Counsel; Compliance Certificate. On the Closing Date, the Purchasers shall have received an opinion(s) of counsel to the Company substantially in the form attached hereto as Exhibit C and such other opinions, certificates and documents as the Purchasers or their counsel shall reasonably require incident to the Closing.

(e) Security Agreement. At the Closing Date, the Company and the Subsidiaries and the Purchasers shall have executed and delivered the Security Agreement, as amended, in the form and substance of Exhibit D attached hereto, providing for the security of the Convertible Notes.

(f) Financing Statements. The Company and the applicable Subsidiaries shall have executed and delivered UCC-1 and Patent and Trademark Financing Statements pertaining to the Security Agreement, as amended, if required by the Purchasers.

(g) Officer’s Certificates. On the Closing Date, the Company shall have delivered to the Purchasers a certificate in form and substance satisfactory to the Purchasers and the Purchasers’ counsel, executed by a senior officer of the Company, certifying as to satisfaction of the Closing Date conditions, the incumbency of signing officers, and the true, correct and complete nature of the Certificate of Incorporation, By-Laws, good standing and authorizing resolutions of the Company.

ARTICLE V

Legend and Stock

Section 5.1 Stock Legends. Each Purchaser agrees to the imprinting, so long as is required by this Section 5.1, of the following legend on its Convertible Notes and Conversion Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Conversion Shares shall not contain the legend set forth above if the issuance thereof occurs at any time while the registration statement (“Registration Statement”) filed pursuant to the Registration Rights Agreement is effective under the Securities Act or in the event that the Conversion Shares may be sold pursuant to Rule 144(k) under the Securities Act. The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Conversion Shares free from such legend at such time as such legend is no longer required hereunder. Each Purchaser agrees that, in connection with any transfer of Conversion Shares by it pursuant to an effective registration statement under the Securities Act, it will comply with the prospectus delivery requirements of the Securities Act provided copies of a current prospectus relating to such effective registration statement are or have been supplied to such Purchaser.

ARTICLE VI

Governing Law; Miscellaneous

Section 6.1 Fees and Expenses. The Company shall pay, concurrently with the execution and delivery of this Agreement, the reasonable fees and expenses of legal counsel for the Purchasers incident to the negotiation, preparation, execution, delivery and performance of the amended Transaction Documents incurred to date and, thereafter, upon request of a Purchaser, the Company, shall pay any additional fees and expenses incurred by the Purchasers and incident to the filing, negotiation, preparation, performance or amendment of the Transaction Documents.

Section 6.2 Entire Agreement. This Agreement, together with the Convertible Notes, the Security Agreement, the Guaranties and the other Transaction Documents, contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Section 6.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) when sent by facsimile or electronic transmission, upon receipt if received on a business day prior to 5:00 p.m. (Central Time), or the first business day following such receipt if received on a business day after 5:00 p.m. (Central Time); or (iii) upon receipt, when deposited with a nationally recognized overnight express courier service, fully prepaid, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	ISCO International, Inc.
1001 Cambridge Drive
Elk Grove Village, Illinois 60007
Attn: Frank Cesario
Fax: (847) 391-5015
E-mail: frank.cesario@iscointl.com

With copies to:

Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, Pennsylvania 19312
Attn: Michael P. Gallagher
Fax: (610) 640-7835
E-mail: GALLAGMP@pepperlaw.com

If to Manchester:	712 Fifth Avenue, 36th Floor
New York, New York 10019
Attn: Dave Miller
Fax: (212) 974-2092
E-Mail: dmiller@elliottmgmt.com

With copies to:

Kleinberg, Kaplan, Wolff & Cohen, P.C.
551 Fifth Avenue
New York, NY 10176
Attn: Lawrence D. Hui
Fax: (212) 986-8866
E-Mail: lhui@kkwc.com

If to Alexander:	Alexander Finance, LP
1560 Sherman Avenue, Suite 900
Evanston, Illinois 60201
Attn: Bradford T. Whitmore
Fax: (847) 733-0339
E-Mail: bwhitmore@gbros.com

With copies to:

Sachnoff & Weaver
30 S. Wacker Drive
Chicago, Illinois 60606
Attn: Evelyn C. Arkebauer, Esq.
Fax: (312) 207-6400
E-Mail: earkeba@sachnoff.com

or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by such person.

Section 6.4 Amendments; Waivers. Except as provided in Article 4 hereof, no provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligations hereunder (other than an assignment from a Purchaser to an affiliate of such Purchaser) without the prior written consent of the other. Any transfer made in violation of this provision shall be null and void. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

Section 6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 6.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

Section 6.9 Survival. The agreements, representations and warranties and covenants contained in this Agreement shall survive the delivery of the Convertible Notes pursuant to this Agreement.

Section 6.10 Counterpart and Facsimile Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile signature page were an original thereof.

Section 6.11 Publicity. The Company and the Purchasrs shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

Section 6.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 6.13 Payment of Expenses. The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by any Purchaser in successfully enforcing any Transaction Document including without limitation in enforcing Section 6.14 below.

Section 6.14 Indemnification. The Company hereby agrees to indemnify, defend and hold harmless each Purchaser and its respective partners, shareholders, officers, affiliates, employees or agents (“Indemnified Parties”), from and against any and all losses, claims, damages, liabilities and costs, including reasonable legal fees (collectively “Losses”) (i) incurred as a result of the breach by the Company or any subsidiary of any representation, covenant or other provision in any Financing Document; (ii) incurred as a result of entering into this Agreement; (iii) incurred in enforcing this Section 6.14 or (iv) incurred involving a third-party claim and arising out of the acquisition, holding and/or enforcement by such Purchaser of any of the Transaction Documents

Section 6.15 Like Treatment of Purchasers. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemptions or exchange of the Convertible Notes to any holder of Convertible Notes, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Transaction Documents, unless such consideration is required to be paid to all holders of Convertible Notes bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Convertible Notes for redemption or exchange. The Company shall not, directly or indirectly, redeem to prepay any Convertible Note unless such offer of redemption is made pro rata to all holders on identical terms.

* * * * *

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ISCO INTERNATIONAL, INC.

By:	/s/ John Thode
Name:	John Thode
Title:	President and CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASERS SIGNATURE PAGE – ISCO]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MANCHESTER SECURITIES CORP.

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

Principal Amount: $2,500,000

Percentage of Original Principal Amount Issued: 50%

Address for Notice:

712 Fifth Avenue, 36th Floor

New York, New York 10019

Tel: (212) 506-2999

Fax: (212) 974-2092

E-Mail: dmiller@elliottmgmt.com

Attn: Dave Miller

With a copy to:

Kleinberg, Kaplan, Wolff & Cohen, P.C.

551 Fifth Avenue

New York, New York 10176

Tel: (212) 986-6000

Fax: (212) 986-8866

E-Mail: lhui@kkwc.com

Attn: Lawrence D. Hui, Esq.

[PURCHASERS SIGNATURE PAGE – ISCO]

ALEXANDER FINANCE, L.P.

By:	/s/ Bradford Whitmore
Name:	Bradford Whitmore
Title:	President, Bun Partners
its:	General Partner

Subscription Amount: $2,500,000

Percentage of Original Principal Amount Issued: 50%

Address for Notice:

1560 Sherman Avenue, Suite 900

Evanston, Illinois 60201

Tel: (847) 733-1230

Fax: (847) 733-0339

E-Mail: bwhitmore@gbros.com

Attn: Bradford T. Whitmore

With a copy to:

Sachnoff & Weaver

30 S. Wacker Drive

Chicago, Illinois 60606

Tel: (312) 207-3879

Fax: (312) 207-6400

E-Mail: earkeba@sachnoff.com

Attn: Evelyn C. Arkebauer, Esq.